Exhibit 10.1
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
Dated as of: May 10, 2011
KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott
Re: Amendment No. 1 to Senior Secured Term Loan Agreement
Ladies and Gentlemen:
We refer to the Senior Secured Term Loan Agreement dated as of November 10, 2010 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which may become parties thereto (individually, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”). Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.
We have requested that the Lenders amend the Credit Agreement to (i) extend the Maturity Date, which previously has been extended to May 10, 2011 pursuant to §2.9 of the Credit Agreement, to June 10, 2011, and (ii) provide two (2) additional one-month extension options, and you have advised us that the Lenders are prepared and would be pleased to make the amendments so requested by us on the terms and conditions set forth herein, including, without limitation that we join in this Amendment.
Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
Effective as of May 10, 2011 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:
(a) The following new definition is added to the Credit Agreement immediately after the definition of “Agreement of Limited Partnership of the Borrower”:
“Amendment No. 1. The Amendment No. 1 to this Agreement dated May 10, 2011 by and among the Borrower, the Agent and the Lenders.”
(b) The following new definitions are added to the Credit Agreement immediately after the definition of “Accounts Payable”:
“Additional Extension. See §2.10.
“Additional Extension Option. See §2.10.”
(c) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.
(d) The term “Maturity Date” is hereby deleted in its entirety and replaced with the following:
“Maturity Date. June 10, 2011, or such earlier date (or later date pursuant to §2.10) on which the Term Loan shall become due and payable pursuant to the terms hereof. The Maturity Date may be extended in accordance with the terms of §2.10.”

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(e) The following new §2.10 is inserted into the Credit Agreement immediately after §2.9:
“§2.10. Additional Extension of Term Loan Maturity Date. Pursuant to Amendment No. 1, the Maturity Date has been extended to June 10, 2011. The Borrower shall have two (2) options (each, an “Additional Extension Option”) to further extend the Maturity Date for a period of one (1) month from the Maturity Date then in effect (each such extension, an “Additional Extension”). To exercise each Additional Extension Option, the Borrower shall deliver to the Agent written notice of the same so no later than three (3) Business Days prior to the Maturity Date then in effect and, upon the giving of such notice and subject to the satisfaction of the following conditions, the Maturity Date as then in effect shall be extended by a period of one (1) month: (i) the Borrower shall not have repaid the Term Loan in full on or prior to the Maturity Date then in effect, (ii) the Borrower shall have paid to the Agent on such date, for the ratable accounts of the Lenders, an extension fee in an amount equal to 5 basis points on the Total Commitment in effect on such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date, all representations and warranties contained in the Loan Documents shall be true and correct in all material respects as of such date (except to the extent that such representations and warranties relate expressly to an earlier date), and the Borrower shall be in compliance with the covenants set forth in §10 of this Agreement as of the date of such Additional Extension. The notice referred to in the third sentence of this §2.10 shall constitute and shall be deemed to be a certification by the Borrower as to the truth and accuracy of the statements contained in clause (iii) of the preceding sentence.”
ARTICLE II
CONDITIONS PRECEDENT TO AMENDMENT AND CONSENT
The Lenders’ agreement herein to amend the Credit Agreement hereunder as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:
(a) The Borrower shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lender;
(b) Each of the Trust and the Subsidiary Guarantors (collectively, the “Guarantors”) shall have acknowledged and consented to the provisions of this Amendment;
(c) The Agent and the Lenders shall have executed this Amendment;
(d) The representations and warranties of the Borrower set forth herein shall be true and correct;
(e) The Borrower shall have furnished to the Agent and the Lenders a pro forma Compliance Certificate evidencing compliance with the covenants set forth in Section 10 of the Credit Agreement after giving effect to the extension contemplated hereby; and

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(f) The Borrower shall have paid to the Agent, for the ratable accounts of the Lenders, an extension fee in an amount equal to 5 basis points on the Total Commitment in effect on the Amendment Date.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each of the Borrower and the Guarantors hereby represents and warrants to you as follows:
(a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the Guarantors, as applicable, to the Agent and the Lenders in this Amendment, the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete in all material respects on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower and the Guarantors on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.
(b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date.
(c) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by each of the Borrower and the Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrower and the Guarantors contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantors enforceable against such Borrower and Guarantors in accordance with their respective terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights.
(d) No Implied Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future amendment or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

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ARTICLE V
MISCELLANEOUS
This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrower and the Guarantors hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.
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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
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[Consent to Amendment No. 1 to Senior Secured Term Loan Agreement]
CONSENT OF TRUST GUARANTOR
FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the November 10, 2010 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry H. Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

[Consent to Amendment No. 1 to Senior Secured Term Loan Agreement]
CONSENT OF SUBSIDIARY GUARANTORS
Each of the Subsidiary Guarantors (as defined in the Credit Agreement) has guaranteed the Obligations (as defined in the Subsidiary Guaranty (as defined in the Credit Agreement)). By executing this consent, each of the Subsidiary Guarantors hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that such Subsidiary Guarantor’s Guaranty remains in full force and effect. In addition, each of the Subsidiary Guarantors hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

SUBSIDIARY GUARANTORS:

FP REDLAND GP, LLC

By:	FP Redland, LLC, its sole member

	By:	First Potomac Realty Investment Limited Partnership, its sole member

		By:	First Potomac Realty Trust, its sole general partner

			By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
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FP REDLAND, LLC

By:	First Potomac Realty Investment Limited Partnership, its sole member

	By:	First Potomac Realty Trust, its sole general partner

		By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
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ACCEPTED AND AGREED AS
OF THE 10TH DAY OF MAY, 2011:

KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ John C. Scott
	Name:	John C. Scott
	Title:	Vice President
(End of Signatures)